EXHIBIT 10.13


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                            STOCK PURCHASE AGREEMENT


         This STOCK PURCHASE AGREEMENT (this "Agreement") is made and entered into as of the 30th of January, 1998 by and between Carnegie International Corporation, a Colorado corporation ("Seller"), Electronic Card Acceptance Corporation, a Virginia corporation (the "Company") and Value Partners, Ltd., a Texas Limited Partnership ("Buyer"). Seller, the Company and Buyer are sometimes referred to collectively as the "Parties".

                                    RECITALS:

         1. Seller owns 1,000 shares (the "Shares") of the common stock, no par value per share of the Company, which constituteS all of the issued and outstanding shares of capital stock of the Company.

         2. The Company is engaged in the business of credit card processing (the "Business").

         3. Seller desires to sell to Buyer and Buyer desires to purchase from Seller, on the terms and conditions hereinafter set forth, all of the Shares.

         4. The foregoing recitals are true and correct, which recitals, together with the exhibits and schedules referred to hereafter, are hereby incorporated into this Agreement without further reference thereto.

                                   AGREEMENT:

         NOW, THEREFORE, in consideration of the premises and the representations, warranties and covenants of the Parties hereinafter expressed and other good and valuable consideration, the receipt, adequacy and sufficiency of which is hereby acknowledged, and intending to be legally bound, the Parties hereto covenant and agree as follows:

         1. Agreement to Sell and Purchase

              1.1 Purchase and Sale of Shares. On the terms and subject to the conditions set forth in this Agreement, on the Closing Date (as that term is hereinafter defined) Seller shall convey, transfer, assign, sell and deliver to Buyer the Shares and Buyer shall acquire, accept and purchase, free and clear of all Liens (as hereinafter defined) and subject to no conditions, restrictions or contingencies, all of the Shares and all rights, title and interest therein.



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         2. Consideration to be Paid by Buyer.

              2.1 Purchase Price for the Shares. In exchange for the Shares, Buyer shall pay to Seller, on the terms and subject to the conditions set forth in this Agreement, on the Closing Date (as hereinafter defined) the aggregate purchase price of one hundred thousand U.S. Dollars ($100,000.00). Such purchase price shall be paid by the Buyer to the Seller, at the Closing, by wire transfer as directed by Seller.

         3. Closing.

              3.1 Time and Place. The closing of the transaction herein contemplated (the "Closing") shall take place at the offices of Bergman, Yonks, Stein & Bird, L.L.P., 4514 Travis Street, Travis Walk Suite 300, Dallas, Texas 75205 on January 29, 1998.

              3.2 Actions to be taken at Closing by Sellers. At the Closing, Sellers shall deliver to Buyer the following documents which shall constitute a condition precedent to Buyer's obligations to close hereunder:

                   (a) Copies, certified by the Secretary of the Company and Seller, of (i) the Articles of Incorporation of the Company and all amendments thereto, (ii) the Bylaws of the Company and all amendments thereto, (iii) resolutions of the Board of Directors of the Company and the Seller authorizing the execution, delivery and performance of this Agreement, and (iv) the incumbency of the officers of the Company and the Seller executing this Agreement;

                   (b) The certificate referred to in Sections 9.2.1 and 9.2.2 hereof duly executed by the applicable officers of the Sellers;

                   (c) Stock certificates evidencing all of the Shares, duly endorsed in blank or accompanied by stock powers duly executed in blank and in proper form for transfer;

                   (d) Certificates issued by the appropriate governmental authorities evidencing the existence and good standing of, and the payment of all franchise and other similar taxes by, the Company in the State of Virginia;

                   (e) Executed opinion of counsel for Sellers, dated as of the Closing Date, in the form of Exhibit B hereto;

                   (f) The resignation letters described in Section 7.9 hereto;



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                   (g) All other certificates,  opinions, instruments, and other documents required by this Agreement to effect the transactions contemplated hereby, in such form and substance as is reasonably satisfactory to the Buyer.

              3.3 Actions to be taken at Closing by Buyer. At the Closing, Buyer shall deliver the following, which shall constitute a condition precedent to Seller's obligations to close hereunder:

                   Payment of the Purchase Price by wire transfer of immediately available good federal Ruids in the amount of one hundred thousand U.S. Dollars ($100,000.00) as set forth in paragraph 2.1 herein.

         4. Representations and Warranties of Seller and the Company. Seller and Company jointly and severally represent and warrant to Buyer as follows:

              4.1 Organization and Good Standing. The Company is duly organized, validly existing and in good standing under the laws of the State of Virginia, with full corporate power and authority to conduct the Business as it is now and has since its organization been conducted and to own, lease or operate its assets. The Company is qualified to do business and is in good standing in the State of Virginia, which is the only jurisdictions in which the nature of the Business conducted by the Company or the character of the Company's properties makes such qualification necessary. The Company does not own, directly or indirectly, any debt or equity securities issued by any corporation or any interest in any partnership, joint venture or other business enterprise. The
Company is a "C Corporation" as that term is defined in the Internal Revenue Code of 1986, as amended (the "Code").

              4.2 Capital Stock. The entire authorized capital stock of the Company consists of 1,000 shares of common stock, no par value per share, which shares are validly issued and outstanding, fully paid and nonassessable, have not been issued in violation of the preemptive rights of any person, and all of which are owned by Seller.

                   There are no (i) outstanding equity securities of the Company of any kind or character, other than the Shares, (ii) outstanding subscriptions, options, warrants, calls, preemptive rights, or other agreements or commitments (whether written or oral) obligating the Company to issue any additional shares of capital stock of any class, (iii) options or rights with respect to any of the foregoing, or (iv) outstanding securities convertible or exchangeable into any shares of stock of any class of any of the foregoing. There arc no articles or certificates of incorporation, bylaws, written or oral agreements or instruments (including options, warrants, or convertible securities) that relate to the voting of, restrict the transfer of, or require the Company to issue or sell, or that create rights in any person with respect to, any of the Shares or any shares


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of capital stock or other  securities  of the Company.  The Company has not paid dividend or distributed any assets to, or repurchased any of its capital stock from, any shareholder.

              4.3 Authorization of Agreement. The Company has full power and authority to enter into this Agreement and all other agreements and documents to be executed by the Company in connection herewith and to consummate the transactions contemplated hereby. This Agreement and all other agreements and instruments to be executed by the Company in connection herewith have been (or upon execution will have been) duly executed and delivered by the Company, and have been (or upon execution will have been) duly authorized by all necessary action and constitute (or upon execution will constitute) legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except (i) as limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting the enforcement of creditors' rights generally and (ii) that the availability of specific performance, injunctive relief or other equitable remedies is subject to the discretion of the court before which any such proceeding therefor may be brought.

              4.4 Agreement Not in Breach of Other Instruments or Contracts. The execution and delivery of this Agreement by the Company and the consummation of the transactions contemplated hereby will not result in a breach of any of the terms and provisions of, or constitute a default under, or conflict with, (i) any Contract (as hereinafter defined) or any other material agreement, indenture or other instrument to which the Company is a party, or by which he, she or it is bound; (ii) the Company's Articles of Incorporation or Bylaws; (iii) any judgment, decree, order or award of any court, governmental body or arbitrator; or (iv) any law, rule or regulation applicable to the Company.

              4.5 Litigation. Except as disclosed on Schedule 4.9, there are no claims, disputes, actions, arbitrations, mediations, proceedings (at low or in equity) or investigations of any nature pending or, to the Company's knowledge, threatened against or involving the Company, the Business or any of the officers, directors, or employees of the Company in connection with the Business.

              4.6 Contracts. (a) Schedule 4.6(a) hereto sets forth a true and correct list of each contract or agreement pertaining to the Business, whether oral or written, between the Company and any of its customers (collectively, the "Customer Contracts").

                   (b) Schedule 4.6(b) hereto sets forth a true and correct list of each contract or, agreement pertaining to the Business other than the Customer Contracts (including without limitation the Lease and any leases of personal property), whether oral or written, to which the Company is a party (collectively, the "Other Contracts"), (the Other Contracts and the Customer
Contracts are referred to collectively as the "Contracts"). The Company has heretofore delivered or made available to Buyer true, correct and complete copies of the Other Contracts.


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                   (c) Except as set forth in Schedule 4.6(c) hereto:

                        (i) Each Contract is a valid and binding agreement of the Company, and the Company and Seller have no knowledge that any Contract is not a valid and binding agreement of the other parties thereto, and each Contract is in full force and effect;

                        (ii) The Company has fulfilled all obligations required pursuant to each Contract to have been performed by the Company on its part prior to the date hereof, and the Company and Seller have no reason to believe that the Company will not be able to fulfill, when due, all of the Company's obligations under the Customer Contracts that remain to be performed after the date hereof;

                        (iii) There has not occurred any default under any Contract on the part of the Company; the Company and Seller have no knowledge that any repudiation of, or default under, any Contract on the part of the other parties thereto has occurred; and the Company has no knowledge that any event has occurred which with the giving of notice or the lapse of time, or both, would constitute a default under any Contract; and

                        (iv) The Company and Seller have no knowledge of any fact or circumstance that reasonably can be expected in the future to the Company or any other party thereto to be in default under any Contract.

              4.7 Title. Fixed Assets. The Company has good and marketable tide to all assets, free and clear of all liens, claims and encumbrances of any kind or nature. All assets of any kind or nature are set forth in the various schedules attached hereto. Schedule 4.7 attached hereto sets forth a true and correct list of all of the leasehold improvements, vehicles, facsimile machines, computer, and equipment of the Company pursuant hereto, as well as the location thereof, Such assets have been, and will continue to be, maintained in accordance with normal industry practice and are and will be in good operating condition (except for ordinary wear and tear) and are capable of being used in the Business as presently being conducted without present need for repair or replacement except in the ordinary course of business.

              4.8 Financial Statements. Schedule 4.8 sets forth the Company's financial statements as of and for the twelve-month period ended September 30, 1997. Such financial statements were prepared from the books and records of the Company in accordance with generally accepted accounting principles and fairly present the operating results of the Company for that period.

              4.9 Conduct of Business. Except as set forth in Schedule 4.9 hereto, the Company has not: (i) entered into any material contracts and/or transactions; (ii) sold or transferred any of its assets except in the ordinary course of the Business, (iii) mortgaged,


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pledged, or encumbered any of the assets of the Company,  except Liens for taxes not due; (iv) materially amended, modified, or terminated any material contract;
(v) materially altered the manner of keeping the Company's books, accounts, billings or records or the accounting practices therein reflected; or (vi) increased the compensation or rate of compensation or other benefits payable or to become payable to any employees of the Company or otherwise entered into any compensation agreements (whether written or oral) with respect to their employees.

              4.10 Regulatory Approvals. The Company and the Seller have obtained all consents, approvals, authorizations and other requirements prescribed by any law, rule or regulation that are necessary for the execution and delivery by the Company and Seller of this Agreement and the consummation of the transaction contemplated hereby.

              4.11 Accounts Receivable. All of the accounts receivable recorded on the financial statements described in Schedule 4.8 hereof are based on actual and bona fide rendition of services or provision of products by the Company in the course of its business and are payable by third party obligors or persons that the Company has identified as being obligated to do so. Except as accrued on the balance sheets of the Company described in Section 4.8 hereof, neither the Company nor the Seller is aware of any event or condition that causes them to believe that any such account receivable will not be collected in due course.

              4.12 Inventories. The Company's inventories are usable in the ordinary course of business of the Company at a value that is no less than the value at which such inventories are carried by the Company, subject only to the reserve for inventory write down as adjusted for operations and transactions through the Closing Date in accordance with generally accepted accounting principles and the past custom and practice of the Company. Such inventories are adequate for the conduct of the Business and inventory levels are consistent with the normal operating requirements of the Company. No item included in the inventories, materials or supplies of the Company is pledged as collateral or held on consignment from others. Obsolete or discontinued items do not constitute a material part of such inventories, materials and supplies. All such inventory items are standard quality goods saleable in the ordinary course of business.

              4.13 Compliance with Law. The Business as conducted by the Company has not violated. and on the date hereof does not violate any federal, state, local or foreign laws, regulations or orders (including, but not limited to, any of the foregoing relating to employment discrimination, occupational safety, environmental protection, conservation, or corrupt practices), except where the failure to comply would not have a material adverse effect on the results of operations, condition (financial or otherwise), assets, properties, Business or prospects of the Company. The Company has not received any notice within three
(3) years of the date hereof of any such violation.



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              4.14  Conflict of Interest.  Except as disclosed on Schedule  4.14 hereto, no officer, director or shareholder of Seller or the Company or any affiliate of any such person now has, or within the last three (3) years had, either directly or indirectly (i) an equity or debt interest in any corporation, partnership, joint venture, association, organization or other person or entity that purchased any products from the Company, contracted for services in connection with the Business as conducted by the Company, or otherwise did business with the Company or (ii) a beneficial interest in any Contract, commitment or agreement with regard to the Business to which the Company is or was a party or under which the Company was obligated or bound or to which its properties may be or may have been subject.

              4.15 Permits and Licenses. The Company possess all the permits and licenses listed on Schedule 4.15. Such permits and licenses constitute all the permits and licenses necessary to conduct the Business as conducted by the Company. All such permits and licenses are valid and subsisting and in full force and effect. The consent or approval of any governmental authority or third party for the consummation of the transactions contemplated hereby has been obtained by the Company. There are no proceedings pending, or to the knowledge of the Company, threatened that seek the revocation, cancellation, suspension or any modification of any license or permit necessary to conduct the Business as now being conducted. The Company is in material compliance with all the terms of all permits and licenses necessary to conduct the Business as now being conducted.

              4.16 Taxes and Fees. Except as disclosed in Schedule 4.16 hereto, the Company has timely filed and paid, or adequately provided for, except for FICA 97, any and all Taxes, levied, assessed or imposed upon any of the property of the Company or salaries and wages paid by the Company, and the Company has
(a) timely filed all Tax returns and reports required by federal, state and local government authorities; (b) the returns so filed are correct, true and complete and fairly reflect the Taxes of the Company for the period covered thereby; (c) any and all such Taxes have been paid or are otherwise provided for by the Company; and (d) the Company is not involved in any dispute regarding any Taxes with any government authority nor has it received any deficiency, audit or other indication of deficiency from any government authority, not otherwise disclosed to Buyer; (e) no Internal Revenue Service audit of the Company is pending or threatened and the results of any completed audits are properly reflected in the Company's financial statements. For the purposes of this Agreement, "Taxes" shall mean all taxes, charges, fees, levies, penalties, imports, duties, or other assessments, including without limitation, income, payroll, employment, withholding, social security, excise, property, sales, and use and franchise taxes imposed by the United States, or any state, county, local or foreign government or a subdivision or agency thereof, and including any interest, penalties or additions attributable thereto.

              4.17 Employment by Buyer. Seller acknowledges that it is not imposing on Buyer or the Company any obligation to retain or to employ any employees of the Company


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subsequent to Closing. To the extent any of such employees are employed by Buyer or the Company following the Closing, such employment shall be on terms and conditions determined by Buyer and Buyer shall have no obligation to offer such employees the same or similar wages, salaries or benefits as are paid or provided by the Company prior to the Closing. The Company's employee are subject to no collective bargaining agreements or other contracts with a labor union or otherwise, contingent or otherwise, nor are any employees represented by any labor union.

              4.18 Employee Benefit Plan; ERISA.

                   (a) Schedule 4.18 attached hereto lists all material employee pension and welfare plans or arrangements, within the meaning of Sections 3(l) and 3(2) of the Employment Retirement Income Security Act of 1974, as amended ("ERISA"), including, without limitation, pension or profit sharing or thrift plans, company contributions to medical benefit, death benefit and disability programs, and vacation and sick leave policies ("Employee Benefit Plans") that the Company maintains or to which the Company contributes. Except as set forth on such Schedule 4.18, the Company does not pay for accrued sick leave time in cash and has no monetary liability for accrued sick leave time.

                   (b) Each of the Employee Benefit Plans, if any, of the Company are, and have been, maintained and administered in compliance with applicable requirements of the Internal Revenue Code of 1986, as amended (the "Code") and ERISA, except where such noncompliance would, in the aggregate, not have a material adverse effect on the Business or the financial condition of the Company. Seller and the Company believe there are no such plans.

              4.19 Insurance. Schedule 4.19 sets forth a true, correct and complete list of all policies of insurance to which the Company is a party or is a beneficiary or named insured. The Company has in full force and effect, with all premiums due thereon paid, the policies of insurance set forth therein. All the material insurable properties of the Company are insured in amounts and coverages and against risks and losses which are adequate and usually insured against by persons holding or operating similar properties in similar businesses.

              4.20 No Adverse Changes. Except as may have been caused by any federal, state, or local government legislation, rule or regulation, there has been no material adverse change in the Business or the financial condition of the Company in the last three years.

              4.21 Environmental, Matters, etc. The use and operation of the Company's assets and the conduct of the business as presently conducted comply with all federal. state and local laws and regulations relating to health, safety and the environment (collectively, the "Environmental Laws"). Specifically, and without limiting the generality of the foregoing, (a) all hazardous or toxic materials have been disposed of in accordance with Environmental Laws, (b) no material citations, fines or penalties have been assessed, threatened or asserted under


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Environmental  Laws in connection with the conduct of the Business;  and (c) the
Company has not received any formal written notice from a governmental entity of any violation of Environmental Laws or any permit.

              4.22 Licenses and Copyrights. The operation of the Business is not infringing upon or otherwise acting adversely to any copyright, trademark, trademark right, service mark, service name, trade name, patent, patent right, license, trade secret or franchise owned by any person or persons, and there is no such claim or action pending or, threatened with respect thereto. The Company has all necessary copyrights, trademarks, trade names, service marks, service names or patents necessary to conduct the Business, except for those the absence of which would, in the aggregate, not have a material adverse effect on the Business of the Company. A list of all copyrights, trademarks, trade names, service marks, service names and patents related to the conduct of the Business is set forth on Schedule 4.22 attached hereto.

              4.23 Bank Accounts. Set forth as Schedule 4.23 hereto is a true, correct and complete list setting forth the names and addresses of all banks, other institutions and state governmental departments at which the Company has accounts, deposits or safety deposit boxes, or special deposits, including those required to be held by state governmental departments, with the nature of such account and the names of all persons authorized to draw on or give instructions with respect to such accounts or deposits, or to have access thereto, and the names and addresses of all persons, if any, holding a power-of-attorney on behalf of the Company. All cash in such accounts is held in demand deposits and is not subject to any restriction or limitation as to withdrawal.

              4.24 [deleted]

              4.25 Disclosure. The information provided and to be provided to Buyer by the Company and Seller in this Agreement or in the schedules attached hereto or in any other writing pursuant hereto does not and will not contain any untrue statement of a material fact or omit or will not omit to state a material fact required to be stated herein or therein or necessary to make the statements and facts contained herein or therein, in light of the circumstances in which they are made, not false or misleading. Copies of all documents heretofore or hereafter delivered or made available to Buyer by Sellers and/or the Company were or will be complete and accurate records of such documents.

              4.26 No Violation. Neither the execution of this Agreement nor the consummation of the transactions contemplated hereby will result in the breach or violation of any term or provision of, or constitute a default under, any charter provision, bylaw, agreement, mortgage, note, obligation, contract, bond, license, indenture, instrument, order, decree, law or regulation to which the Company and/or the Seller is a party or which is otherwise applicable to any of them.


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              4.27 Corporate Records.  True and correct copies of the article of incorporation and bylaws of the Company We been delivered to Buyer. The corporate minute books of the Company submitted to Buyer for review correctly reflect all corporate action taken at all the meetings (or by written consent in lieu thereof) of their respective directors and shareholders and correctly record all resolutions thereof.

              4.28 Commitments. The Company has in all material respects performed all obligations to be performed by it under all contracts, agreements and commitments to which it is a party, and there is not under any such contracts, agreements or commitments any existing default or event of default or event which with notice or lapse of time or both would constitute default.

              4.29 Loans With Affiliates. The Company is not indebted to Seller or any entity or person related to or controlled by Seller or any affiliate thereof. As of the Closing all advances or loans made by the Company to any shareholder, officer, director, employee, affiliate or agent of the Company or the Seller will have been repaid in full, with accrued interest to the date of repayment.

              4.30 Investments in Competitors. The Seller does not own directly or indirectly any interest or have any investment in any corporation, business or other person which is a competitor or potential competitor of, or which otherwise directly or indirectly does business with the Company.

         5. Representations of Sellers. Seller represents and warrants that:

              5.1 Title to the Shares. Seller has good and indefeasible tide to the Shares free and clear of any Liens. For purposes hereof, the term "Liens" shall include lions, security interests, pledges, claims, rights of first refusal, options, charges, liabilities, obligations, agreements, restrictions, and other encumbrances of any kind, The delivery to Buyer of the instruments of transfer or ownership contemplated by this Agreement of the shares will vest good and marketable title to all of the Shares in Buyer, free and clear of all Liens.

              5.2 Organization and Good Standing. The Seller is a corporation duly organized, validly existing and in good standing under the laws of its respective jurisdiction of incorporation, and is not required to be qualified as a foreign corporation in any jurisdiction. Seller has M corporate power to own its properties and to conduct business currently being conducted by it. This
Agreement has been duly executed and delivered by Seller and is a valid and binding agreement of Seller.

              5.3 Ownership of Shares. The shares are owned of record and beneficially by Seller. Seller possesses full authority and legal right to sell, transfer and assign the entire legal


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and beneficial  ownership of the Shares,  free from all Liens,  including claims and encumbrances of any kind; and there are no outstanding rights or obligations granted by Seller to purchase or acquire any of the Shares. Upon transfer of the Shares to Buyer hereunder at the Closing, Buyer will receive entire legal and beneficial interest in the Shares, free and clear of all Liens, including liens,
claims,   options  and  encumbrances  and  subject  to  no  legal  or  equitable restrictions of any kind.

              5.4 Authorization of Agreement. Seller has full power and authority to enter into this Agreement and all other agreements and documents to be executed by Seller in connection herewith and to consummate the transactions contemplated hereby. This Agreement and all other agreements and instruments to be executed by each Seller in connection herewith have been (or upon execution will have been) duly executed and delivered by Seller, and have been (or upon execution will have been) duly authorized by all necessary action and constitute (or upon execution will constitute) legal, valid and binding obligations of Seller enforceable against Seller in accordance with their respective terms, except (i) as limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting the enforcement of creditors' rights generally and
(ii) that the availability of specific performance, injunctive relief or other equitable remedies is subject to the discretion of the court before which any such proceeding therefor may be brought.

              5.5 Agreement Not in Breach of Other Instruments or Contracts. The execution and delivery of this Agreement by Seller and the consummation of the transactions contemplated hereby will not result in a breach of any of the terms and provisions of, or constitute a default under, or conflict with, (i) any contract or any other material agreement, indenture or other instrument to which Seller or the Company is a party, or by which either is bound, (ii) the Company's Articles of Incorporation or Bylaws; (iii) any judgment, decree, order or award of any court, governmental body or arbitrator; or (iv) any law, rule or regulation applicable to Seller.

         6. Representation and Warranties of Buyer. Buyer represents and warrants to Sellers that:

              6.1 Organization and Corporate Authority. Buyer is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Texas and has all requisite power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. This Agreement and all other agreements herein contemplated to be executed in connection herewith have been (or upon execution will have been) duly executed and delivered by Buyer, have been (or upon execution will have been) effectively authorized by all necessary action, corporate or otherwise (including approval by the general partner), and constitute (or upon execution will constitute) legal, valid and binding obligations of Buyer enforceable against Buyer in accordance with their respective terms, except (i) as limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting the


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enforcement of creditors'  rights  generally and (ii) that the  availability  of specific performance, injunctive relief or other equitable remedies is subject to the discretion of the court before which any such proceeding therefor may be brought.

              6.2 Agreement Not in Breach of Other Instruments. Neither the execution and delivery of this Agreement, the consummation of the transactions contemplated hereby nor the fulfillment of the terms hereof will result in a breach of any of the terms or provisions of, or constitute a default under, or conflict with, (i) any material agreement, indenture or other instrument to which Buyer is a party or by which it is bound; (ii) Buyer's Articles of Incorporation or Bylaws; (iii) any judgment, decree, order or award of any court, governmental body or arbitrator applicable to Buyer; or (iv) any law, rule or regulation applicable to Buyer, which breach or default would prevent Buyer from performing its obligations under this Agreement.

              6.3 Regulatory Approvals. Buyer has obtained all consents, approvals, authorizations and other requirements prescribed by any law, rule or regulation that are necessary for the execution and delivery by Buyer of this Agreement and the consummation of the transactions contemplated hereby.

              6.4 Litigation. No legal action, suit, arbitration, mediation or proceeding (at law or in equity) or judicial, administration or governmental investigation is pending or, to the knowledge of Buyer, threatened against Buyer or its general partner that would prevent the timely acquisition by Buyer of the Shares or impair Buyer's ability (financial or otherwise) to consummate the transactions contemplated by this Agreement.

              6.5 Disclosure. No information provided, or to be provided, by Buyer to Seller with respect to the transactions contemplated hereby and no representation or warranty made by Buyer contained in this Agreement or in any other writing furnished pursuant hereto contains or will contain an untrue statement of a material fact or omits or will omit to state a material fact required to be stated herein or therein or necessary to make the statements and facts contained herein or therein, in light of the circumstances under which they were or are made, not false or misleading.

              6.6 Buyer's Status.  (a) Buyer is acquiring the Shares for its own account WITH no present intention of reselling or otherwise distributing the same or participating in a distribution of same except pursuant to an offering of shares duly registered under the Securities Act of 1933, as amended (the "Securities Act") and applicable state securities laws, or under other circumstances that, in the opinion of counsel for the Company at the time, would not require registration of the Shares under the Securities Act. Buyer is an accredited investor as defined under the Securities Act. Buyer acknowledges that it has been advised and is aware that (i) Seller is relying upon an exemption under the Securities Act predicated upon Buyer's


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representations and warranties  contained in this Section 6.6 in connection with the offer and sale of the Shares pursuant to this Agreement and (ii) the Shares in the hands of Buyer will be restricted stock within the meaning of Rule 144 promulgated pursuant to the Securities Act and unless, and until, registered under the Securities Act, may be subject to limitations upon its resale (including, among others, pertinent requirements of Rule 144 and limitations on the amount of stock that can be resold and the time of resale) set forth in Rule 144 or in administrative interpretations by the Commission of the Securities Act, or in other rules and regulations promulgated thereunder by the Commission, in effect at the time of the proposed sale or other disposition of the Shares.

                   (b) Without limiting its right and ability to rely on the representations and warranties of the Company and the Seller contained in the Agreement and the agreements, documents and certificates delivered pursuant to this Agreement, Buyer (i) represents that it is knowledgeable and experienced in financial and business affairs generally and the industry in which the Business is operated and is capable of evaluating the merits and risks of the transactions contemplated by the Agreement and (ii) acknowledges that it has had access to and has engaged in an examination of the Company's assets, books, records, contracts and documents and other aspects of the transactions contemplated by this Agreement. Buyer further acknowledges that it has had an opportunity to direct inquiries to representatives of the Company with respect to any matter it has deemed relevant to the transactions contemplated by this Agreement.

         7. Certain Understandings and Agreements of the Parties.

              7.1 Conduct of Business/Material Change. Seller and the Company agree that the Business of the Company shall be conducted from the date hereof through the Closing Date in accordance with prior practice and in die ordinary course of the Business, and without limiting the generality of the foregoing, the Company shall not (except with the prior written consent of Buyer): (i) enter into any material contracts and/or transactions; (ii) sell or transfer any of its assets except in the ordinary course of the Business, (iii) mortgage, pledge, or encumber any of the assets of the Company, except Liens for taxes not due; (iv) materially amend, modify, or terminate any Contract; (v) materially alter the manner of keeping the Company's books, accounts, billings or records or the accounting practices therein reflected; or (vi) increase the compensation or rate of compensation or other benefits payable or to become payable to any employees of the Company or otherwise entering into any compensation agreements (whether written or oral) with respect to their employees. The Company shall maintain insurance in amounts mid kinds substantially identical to that currently in effect upon all of its assets and properties, and with respect to the conduct of its Business. Prior to the Closing, the Company and the Seller shalt promptly inform Buyer in writing of any material adverse change in the Business, its operations or to its assets. Notwithstanding such disclosure to Buyer, Seller shall not be relieved of any liability for, nor shall the providing of information by Seller or the


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Company  to Buyer be deemed a waiver of,  the  breach of any  representation  or warranty contained in this Agreement.

              7.2 Preservation of Organization. Seller and the Company shall use their respective best efforts to preserve for Buyer the Business of the Company as well as the Company's favorable business relationships with its suppliers, customers, and others with whom business relationships exist. Such efforts shall include, but not be limited to, providing adequate funding to service all accounts in a timely and professional manner, consistent with the prior business practices of Seller and the Company.

              7.3 Cooperation in Litigation. Each of the Parties hereto will fully cooperate with the other in the defense or prosecution of any litigation or proceeding already instituted or which may be instituted hereafter against or by such party relating to, or arising out of the conduct of, the Business of the Company prior to or after the Closing Date (other than litigation arising out of the transactions contemplated by this Agreement). The party requesting such cooperation shall pay the out-of-pocket expenses (including legal fees and disbursements) of the party providing such cooperation and of its officers, directors, employees and agents reasonably incurred in connection with providing such cooperation.

              7.4 Changes in Assets. Neither Seller nor the Company will alter the physical Contents or character of the Company's assets so as to affect the nature of the Business or materially change the dollar valuation thereof.

              7.5 No Discussion or Negotiation with Others. Between the date hereof and the Closing Date, Seller and the Company will use their respective best efforts to prevent the disclosure of any of the terms or conditions hereof to any other person, and as along as this Agreement shall remain in effect neither Seller nor the Company nor any officer, director, shareholder, employee or agent of the Company will be authorized by Seller or the Company to negotiate with any person with respect to the sale of the Business, the capital stock of the Company, the assets of the Company or any portion thereof.

              7.6 Consummation of Transaction. Seller of the Company and Buyer cooperate with each other and their respective counsel and accountants in connection with any steps required to be taken as part of their respective obligations under this Agreement and will each use their respective reasonable efforts to perform or fulfill all conditions and obligations to be performed or fulfilled by them under this Agreement in order for the transactions contemplated hereby shall be consummated.

              7.7 Resignations. Seller shall _________ of the officers and directors of the Company to resign from all such positions as of the Closing Date except as consented to in writing by Buyer.


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         8. Indemnification.

              8.1 Indemnification of Sellers. Seller shall indemnify and hold harmless Buyer, its partners, agents and employees in respect of any and all claims, losses, damages, liabilities and expenses (including, without limitation, settlement costs and all reasonable legal, accounting and other expenses for investigating or defending any ____________ or threatened actions) reasonably incurred by Buyer in connection with each and all of the
____________.

                   (a) any breach of any representation or warranty made by Seller or the Company in this Agreement;

                   (b) any breach of any covenant, agreement or obligation of Seller or the Company contained in this Agreement or any other instrument contemplated by this Agreement;

                   (c) any misrepresentation contained in any statement or certificate furnished by Seller for the Company pursuant to this Agreement or in connection with the transactions contemplated by this Agreement;

                   (d) any claims, including without limitation, claims for Taxes arising from the operation of the Business prior to the Closing Date.

              8.2 Indemnification by Buyer. Buyer shall indemnify and hold harmless Seller, its officers, directors, agents, employees and shareholders in respect of any and all claims, losses, damages, liabilities and expenses (including, without limitation, settlement costs and any reasonable legal, accounting or other expenses for investigating or defending any actions or threatened actions) reasonably incurred by Seller, in connection with each and all of the following:

                   (a) any breach of any representation or warranty made by Buyer in this Agreement;

                   (b) any breach of any covenant, agreement or obligation of Buyer contained in this Agreement or any other instrument contemplated by this Agreement;

                   (c) any misrepresentation contained in any statement or _____________ furnished by Buyer pursuant to this Agreement or in connection with the transaction contemplated by this Agreement; and

                   (d) any claims, including without limitation, claims for Taxes arising from the operation of the Business subject to the Closing Date.



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              8.3  Claims  for   Indemnification.   Whenever   any  claim  shall
______________ indemnification hereunder, the party entitled to indemnification (the "indemnified party")____________ promptly notify the other party or parties (the "indemnifying party") of the claim and __________________ known, the facts
constituting   the  basis  for  such   claim.   In  the  event  of  any   claims
_________________ indemnification hereunder resulting from or in connection with any claim or legal _________ a third party, notice shall be delivered by indemnified party within ten (10) business days _______ receipt of any such
claim   (provided  that  failure  to  provide  timely  notice  shall  not  _____
indemnified party's rights hereunder so long as such failure does not materially ____________ indemnifying party's ability to defend such claim) and the notice to the indemnifying party _______ specify, if known, the amount or an estimate of the amount of the liability arising therefrom ____ the indemnified party shall not settle or compromise any claim by a third party for which it is _______ to indemnification hereunder, without the prior written consent of the indemnifying party ____ shall not be unreasonably withheld unless suit shall have been instituted against ________ indemnifying party shall not have taken control of such suit after notification thereof as provided in Section 8.4 of this Agreement. Neither the indemnified party nor the indemnifying party shall settle or compromise any claim by a third party for which indemnification is available __________ if the terms of such settlement or compromise admits the liability with respect to such claims ______ other party hereto unless the other party, in its sole discretion, consents to such settlement compromise.

              8.4 Defense by Indemnifying Party. In connection with any claim to indemnify hereunder resulting from or arising out of any claim or legal proceeding ____________ who is not a party to this Agreement, the indemnifying party at its sole cost and expense upon written notice to the indemnified party, assume the defense of any such claims _________ proceeding if it acknowledges to the indemnified party in writing its obligations to indemnify the indemnified party with respect to all elements of such claim. The indemnified party shall be entitled to participate in (but not control) the defense of any such action, with its __________ at its own expense. If the indemnifying party does not assume the defense of any such _______ litigation resulting therefrom, (a) the indemnified, party may defend against such _________ litigation, in such manner as it may deem appropriate, and (b) the indemnifying party shall be entitled to participate in (but not control) the defense of such action, with its counsel and at its own expense. If the indemnifying party thereafter seeks to question the manner in which the indemnified party defended such third party claim of the amount or nature of any such settlement, the indemnifying party shall have the burden to prove by a preponderance of the evidence that the indemnified party did not defend or settle such third party claim In a reasonably prudent manner.

              8.5 Manner of Indemnification. All indemnification by Buyer or Seller hereunder shall be effected by payment of cash or delivery of a certified or official bank check in the amount of the indemnification liability.



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              8.6 Survival of  Representation.  The  obligation to indemnify the other party pursuant to Sections 8.1(a) and (c) or Sections 8.2(a) or (c) shall be limited in that all representations and warranties made by the parties herein or in any certificate, instrument or document famished in connection herewith shall survive the Closing and any investigation at any time made by or on behalf of the parties hereto only until the second anniversary of the Closing Date, with the exception of fraudulent misrepresentations and warranties,

         9. Conditions to Closing.

              9.1 Conditions to Obligations of Each Party. No claim, action, suit. investigation, or other proceeding shall be pending or threatened before any court or governmental agency which presents a substantial risk of the restraint or prohibition of the transactions contemplated by this Agreement or the obtaining of material damages or other relief in connection therewith.

                   9.1.1 Compliance with Law. There shall have been obtained all permits, approvals, and consents of all governmental bodies or agencies necessary or appropriate so that consummation of the transactions contemplated by this Agreement will be in compliance with applicable laws and so that Buyer and the Company will be eligible to operate the Business.

              9.2 Conditions to Obligations of Buyer. The obligations of Buyer to consummate the transactions contemplated hereby shall be, at the option of Buyer, subject to the fulfillment, at or prior to the Closing Date, of the following additional conditions:

                   9.2.1 Representations and Warranties. The representations and warranties of the Company and Seller contained in this Agreement or in any other document of such parties delivered pursuant hereto shall be true and correct on the Closing Date, and at the Closing, Seller shall have delivered to Buyer a certificate to such effect (signed by the President and Chief Financial Officer of the Company and the Seller.

                   9.2.2 Performance of Covenants. Each of the obligations of the Company and Seller to be performed by it on or before the Closing Date pursuant to the terms of this Agreement shall have been duly performed on or before the Closing Date, and at the Closing Sellers shall have delivered to Buyer a certificate to such effect (signed by the President and Chief Financial Officer of the Company and the Seller.

                   9.2.3 Authority. All actions required to be taken by, or on the part of, the Company and Seller to authorize the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby shall have been duly and validly taken by, the Board of Directors of the Company and each Seller.



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                   9.2.4 No Adverse Changes.  Between the date of this Agreement and the Closing Date there shall not have occurred any material damage, destruction or loss of any of the Company's assets whether or not covered by insurance, which has had or may reasonably be expected to have a material and adverse effect on the Business or any prospects of the Company, nor shall there have occurred, any other event or condition which has had or which reasonably may be expected to have a material and adverse effect on the results of operations, condition (financial or otherwise), assets, properties, Business or prospects of the Company.

                   9.2.5 Consents. All consents or approvals required to be obtained by the Seller or the Company for the consummation of the transactions contemplated hereby shall have been obtained.

                   9.2.6 Closing Documents. All documents required to have been delivered by Seller and the Company to, Buyer pursuant to the terms hereof shall have been delivered.

                   Buyer  may  waive  any of the  conditions  specified  in this
Section 9.2 if it executes a writing, so stating, at or prior to the Closing.

              9.3 Conditions to Obligations of Seller. The obligation of Seller to consummate the transactions contemplated hereby shall be, at the option of Seller, subject to the fulfillment, at or prior to the Closing Date, of the following additional conditions:

                   9.3.1 Representations and Warranties. The representations and warranties of Buyer contained in this Agreement or in any document delivered pursuant hereto shall be true and correct on the Closing Date with the same effect as if made on the Closing Date, and at the Closing Buyer shall have delivered to Seller a certificate to such effect (signed by the Managing Partner of Buyer).

                   9.3.2 Performance of Covenants. Each of the obligations of Buyer to be performed on or before the Closing Date pursuant to the terms of this Agreement shall have been duly performed on or before the Closing Date, and at the Closing, Buyer shall have delivered to Seller a certificate to such effect (signed by the Managing Partner of Buyer).

                   9.3.3 Authority. All actions required to be taken by, or on the part of, Buyer to authorize the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby shall have been duly and validly taken by the Buyer.

                   9.3.4 Consents. All consents or approvals required to be obtained by Buyer for the consummation of the transactions contemplated hereby shall have been obtained.



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                   9.3.5 Closing Documents.  All documents required to have been delivered by Buyer to Seller pursuant to the terms hereof shall have been delivered.

Seller way waive any of the conditions specified in this Section 9.3 if it executes a writing, so stating, at or prior to Closing.

         10. Termination and Abandonment.

              10.1 Termination. This Agreement may be terminated:

                   (a) at any time by mutual consent of the Company, Seller and Buyer.

                   (b) by either party upon notice to the other party if such party is not in default hereunder and the Closing hereunder has not taken place on or before 5:00 p.m., E.S.T. January 30, 1998;

                   (c) by Seller upon notice to Buyer if all the  conditions  in
Section 9.3 have not been satisfied or waived by January 30, 1998 5:00 p.m. E.S.T.;

                   (d) by Buyer upon notice to Seller and the Company if all the conditions set forth in Sections 9.2 have not been satisfied or waived by January 30, 1998 at 5:00 P.M. E.S.T., 1997;

                   (e) by Buyer upon notice to Seller and the Company if Buyer determines in its reasonable discretion that there has occurred any event that has had or that reasonably may be expected to have a material and adverse effect on the results of operations, condition (financial or otherwise), assets, properties, business or prospects of the Company.

         11. Effect of Company Representations. Seller is not entitled to rely upon the representations, warranties, covenants and obligations of the Company contained herein and may not assert any claim against the Company, or the Buyer or any other party related to either, including for contribution or indemnity resulting from such representations and warranties, covenants or obligations. Such representations and warranties, covenants and obligations are for the benefit of the Buyer only and do not waive or obviate the requirement that any representation or warranty, covenant or obligation of Seller be accurate and/or enforceable as if the Company were not a party thereto. Seller is responsible for such representations, warranties, covenants, statements and obligations of the Company herein as if such were made by the Seller.




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Illegibility due to poor condition of original document

         12. Miscellaneous.

              12.1 Definition of Knowledge. For purposes of this Agreement, any statement that references the knowledge or belief of any party hereto shall be deemed to be a reference to the knowledge or belief, as applicable, after reasonable investigation, of the general partner, officers, directors and shareholders of such party.

              12.2 Notices. Other than as required as to a condition to Closing. All notices, requests, demands, consents and other communications required or permitted under this Agreement shall be in writing and shall be deemed given upon receipt if delivered by courier, overnight delivery or telecopy or-two (2) business days after mailed by certified or registered mail, postage prepaid, return receipt requested, to the parties, their successors in interest or their assignees at the following addresses, or at such other addresses as the parties may designate by written notice in the manner aforesaid:

                  If to Buyer:         Value Partners, Ltd.
                                       2200 Ross Avenue
                                       Suite 4660 W
                                       Dallas, Texas 75201
                                       Attn: Timothy 0. Ewing

                  With a copy to:      Bergman, Yonks, Stein & Bird, L.L.P.
                                       4514 Travis Street
                                       Travis Walk Suite 300
                                       Dallas, Texas 75205
                                       Attn: Jack R. Bird

                  If to Seller:        Carnegie International Corporation
                                       11419 Cronridge Drive, Suite 9
                                       Owings Mill, Maryland 21117
                                       Attn: David Gable

                  With a copy to:      Richard L. Gershberg
                                       Gershberg and Pearl, L.L.P.
                                       11419 Cronridge Ave, Suite 7
                                       Owings Mills, Maryland 21117

              12.3 Assignability and parties in Interest. This Agreement shall not be assignable by any of the parties hereto, except that Buyer may assign this Agreement and all of its rights and obligations hereunder to any affiliate of Buyer. This Agreement shall inure to the benefit of and be binding upon Buyer and Seller and permitted successors and assigns.



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              12.4   Governing   Law.  This   Agreement  and  all   transactions
contemplated by this Agreement shall be governed by, and construed and enforced in accordance with, the internal laws of the State of Texas without regard to principles of conflicts of laws.

              12.5 Counterparts. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute but one and the same instrument, parties hereby acknowledge that signatures by faxed transmission are acceptable.

              12.6 Further Assurances and Access to Information. Each of the parties hereto agree to execute, acknowledge and deliver and cause to be done, executed, acknowledged, all such farther acts, assignments, transfers and assurances as shall reasonably be requested of it in order to carry out this Agreement and give effect thereto. Accordingly, without in any manner limiting the specific rights and obligations set forth in this Agreement, the parties declare their intention to cooperate each with the other in effecting the terms of this Agreement.

              12.7 Indemnification for Brokerage. Seller, on the one hand, and Buyer, on the other hand, each represent and warrant to the other that no broker, finder, consultant or salesman has acted on its behalf in connection with this Agreement or the transactions contemplated hereby. Each party hereto agrees to indemnify and hold and save harmless the others from and against any cost, fee, damages, claims and liabilities (including reasonable attorney's fees) arising out of any claim or demand for commissions or other compensation by any broker, finder, consultant or salesman or similar agent claiming by reason of its relationship with any Party hereto or its representatives, employees or agents. The provisions of this Section 12.7 shall survive Closing or the earlier termination of this Agreement.

              12.8 Publicity. Seller and Buyer agree that press releases and other announcements to be made by either of them prior to the Closing with respect to the transactions contemplated hereby shall be subject to mutual agreement. Notwithstanding the foregoing, Sellers and Buyer may respond to inquiries relating to this Agreement and the transactions contemplated hereby by the press, securities analysts, employees, or customers (and may issue press releases or issue and file any reports without inquiry when necessary or desirable in light of applicable securities laws) without any notice or further consent of the other.

              12.9 Complete Agreement. This Agreement, the exhibits hereto, the schedules hereto and the documents delivered or to be delivered pursuant to, or in connection with, this Agreement contain or will contain the entire agreement between the parties hereto with respect to the transactions contemplated herein and shall supersede all previous and contemporaneous oral and all previous written negotiations, commitments, and understandings.



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              12.10 Modifications,  Amendments and Waivers. At any time prior to the Closing Date or termination of this Agreement, the parties may, by written agreement:

                   (a) extend the time for the performance of any of the obligations or other acts of the parties hereto;

                   (b)  waive  any  inaccuracies  in  the   representations  and
warranties contained in this Agreement or in any document delivered pursuant to this Agreement;

                   (c) waive compliance with any of the covenants or agreements contained in this Agreement; and

                   (d) amend or supplement any of the provisions of this Agreement.

                   No modification, waiver, amendment, discharge or change of this Agreement shall be valid unless the same is in writing and signed by the party against whom the enforcement of any such modification, waiver, amendment, discharge or change is sought.

              12.11 Interpretation. The headings contained in this Agreement are for convenience of reference only, are not to be considered a part hereof and shall not limit or otherwise affect in any way the meaning or interpretation of this Agreement. For purposes of this Agreement, the term "person" shall include without limitation any corporation, partnership, estate, trust, association, branch, bureau, subdivision, individual, government instrumentality and other entity. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular, or plural, as the identity of the party or parties, or their personal representatives, successors or assigns may require.

              12.12 Severability. Any provision of this Agreement which is invalid, illegal, or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of affecting in any way the remaining provisions hereof in such jurisdiction or rendering that or any other provision of this Agreement invalid, illegal, or unenforceable in any other jurisdiction.

              12.13 Expenses of Transactions. All fees, costs and expenses incurred by Buyer, the Company or Seller in connection with the transactions contemplated by this Agreement shall be borne by the party incurring the same, unless otherwise expressly provided herein.

              12.14 Failure to Require Performance. The failure or delay of any party at any time to require performance by another party of any provision of this Agreement, even if known, shall not affect the right of such party to require performance of that provision or to exercise any right, power or remedy hereunder. Any waiver by any party of any breach of any provision of this Agreement should not be construed as a waiver of any continuing or succeeding breach of


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such  provision,  a waiver of the  provision  itself,  or a waiver of any right, power or remedy under this Agreement. No notice to or demand on any party In any case shall, of itself, entitle such party to any other or further notice or demand in similar or other circumstances.

              12.15 Prevailing Party. If any legal action or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default or misrepresentation on connection with any provision of this Agreement, the successful or prevailing party or parties shall be entitled to recover reasonable attorneys' fees, court costs and all expenses even if not taxable as court costs (including, without limitation, all such fees, taxes, costs and expenses incident to arbitration, appellate, bankruptcy and post-judgment proceedings), incurred in that action or proceeding, in addition to any other relief to which such party or parties may be entitled. Attorneys' fees shall include, without limitation, paralegal fees, investigative fees. administrative costs, sales and use taxes and alt other charges billed by the attorney to the prevailing party.

              12.16 Remedies. Except as otherwise expressly provision herein, no remedy herein conferred upon any party is intended to be exclusive of any other remedy, and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise. No single or partial exercise by any party of any right, power or remedy hereunder shall preclude any other or further exercise thereof.

              12.17 Construction. The Buyer, the Company and Seller have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Buyer and Seller and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The word "including" shall mean including without limitation.

              12.18 Execution Date. The "date of execution of this Agreement" or "execution date" shall mean the last day upon which it becomes fully executed by Seller the Company and Buyer.



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         IN  WITNESS  WHEREOF,  each of the  parties  hereto has  executed  this
Agreement as of the date first written above.

                                       VALUE PARTNERS, LTD.


                                       By: /s/ Timothy G. Ewing
                                          Timothy G. Ewing
                                          Managing Partner of Ewing &
                                          Partners general partner of
                                          Value Partners, Ltd.


                                       CARNEGIE INTERNATIONAL CORPORATION


                                       By:

                                       Its:


                                       ELECTRONIC CARD ACCEPTANCE CORPORATION


                                       By: /s/ David C. Stinson

                                       Its: President




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                 MANAGING PARTNERS CERTIFICATE UNDER SECTION 9.3


         I, Timothy G. Ewing, Managing Partner of Ewing & Partners, general partner of Value Partners, Ltd. ("Buyer"), do hereby certify, pursuant to
Section 9.3 of the certain Stock Purchase Agreement (the "Agreement"), dated as of January 30, 1998, by and among Carnegie International Corporation, a Colorado corporation (the "Seller") Electronic Card Acceptance Corporation, a Virginia corporation (the "Company') and Buyer, as follows:

         1. I am the managing partner of Ewing & Partners, Ltd., the general partner of Buyer.

         2. The representations and warranties of Buyer contained in the Agreement or any other document delivered pursuant thereto are deemed to be made again as of the date hereof and are true and correct as of the date hereof

         3. The Buyer has performed and complied with all covenants, obligations and agreements required by the Agreement to be performed and complied with by Buyer on or before Closing Date and at the Closing as those terms are defined in the Agreement.

         IN WITNESS WHEREOF, the undersigned, being duly and authorized to deliver the certificate on behalf of Buyer, has executed this certificate as of the 30th day of January 1996.

                                       VALUE PARTNERS, LTD.


                                       By: /s/ Timothy G. Ewing
                                           Timothy G. Ewing
                                           Managing Partner of Ewing &
                                           Partners general partner of
                                           Value Partners, Ltd.




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                      NOTIFICATION OF VALUE PARTNERS, LTD.


         Pursuant to paragraph 7.9 of that certain Stock Purchase Agreement by and between Carnegie International Corporation, a Colorado corporation
("Seller"), Electronic Card Acceptance Corporation, a Virginia corporation ("Company") and Value Partners, Ltd. ("Buyer") dated as of January 30, 1998, Buyer hereby directs Carnegie and ECAC that David Stinson shall not resign as officer and director of ECAC.

                                       VALUE PARTNERS, LTD.


                                       By: /s/ Timothy G. Ewing
                                           Timothy G. Ewing
                                           Managing Partner of Ewing &
                                           Partners general partner of
                                           Value Partners, Ltd.



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